JANUARY 2014

SWISHER

16th Annual ICR XCHANGE

FORWARD LOOKING INFORMATION

This presentation includes financial forecasts, projections and other forward-looking statements regarding Swisher Hygiene Inc., its business and prospects. This forward-looking information is based on management assumptions and expectations which, while considered reasonable by Swisher and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. A description of these factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2012, and in our other filings with the SEC, which are available at www.sec.gov. Swisher undertakes no obligation to publicly revise the forward-looking statements presented, except as required by law.

WHO WE ARE

"We Deliver Clean"

A leading provider of essential hygiene and sanitation solutions, including cleaning and sanitizing chemicals, restroom hygiene programs and a full range of related products and services.



CHEMICALS

- General Cleaning
- Warewashing
- Specialty



HYGIENE

- Restroom care
- Hand Hygiene
- Paper Products
- Air Care



OTHER

- Water Filtration
- Drainline Treatment
- Food Safety Products
- Dish Racks
- Linen Offerings

EXAMPLES OF END MARKETS

Broad Range of Solutions Across Key Verticals

- Foodservice and cleaning chemicals
- Dish machines
- Water filtration
- Paper and hand care
- Napkins, bar towels and mats – select markets
- Hygiene service and powerwashing



Weekly service to growing regional restaurant chain


Major Cruise Line

Weekly service to major cruise line with ships across the globe

- Warewash, laundry and housekeeping chemicals
- Chemical and handcare dispensing equipment
- Water filtration
- Consulting

- Warewash chemicals
- Dish machines
- Laundry and Housekeeping chemicals
- Hand care products


CHECK IN

Weekly service to multi-unit hotel group


Large Healthcare Provider

Weekly service to large, national assisted living chain

- Warewash, laundry and housekeeping chemicals
- Dish machines
- Hand care products
- DfE green certified program

TIMELINE

History – From Then to Now

1986
Founded as franchised restroom hygiene provider

2004
Acquired by Steve Berrard and Wayne Huizenga

2005
Began franchise acquisitions (completed all but two through 2011)

2006
Expanded chemical service offering after successful test

2010
Merged with CoolBrands and began trading on TSX

2011
Began trading on NASDAQ;
Entered linen market;
Acquired 63 businesses

2012 (Q1)
Announced plans to restate 2011 results

2012 (Q4)
Sold waste operations

2013
Regained compliance with NASDAQ/TSX and annual meeting requirements

2013 (Q4)
Initial non-core asset sales

2014 (Q1)
Expect to move from NASDAQ Global to NASDAQ Capital Market later this week

EXECUTIVE CHANGE

Bill Pierce, President and Chief Executive Officer

» Accepted position in September 2013

» Over 40 years of operational and financial experience running service and hospitality businesses successfully in both private and public companies

» Previously Chief Operating Officer of two route-based, production, equipment installation and service businesses - Sparkle, Inc. and Blue Ribbon Water Company

FIRST 100+ DAYS

- Communicated business plan to employees and executive team
- Reorganized people and assets to support it
- Buy-in from Top 20 internal decision makers
  - Town hall and individual communications to field-level employees
  - Met with three largest customers to ensure alignment
- Implementation – ongoing since buy-in

It's time to begin seeing results

CHALLENGES

Where We Must Improve

» Execution timeline – significant cash used through 2013

» Integration

» Systems platform/technology

» Route optimization

ASSETS

Having the Correct Ingredients for Success

» People

» Manufacturing capability/capacity

» Strong regional service network within national platform

» Market acceptance

REGIONAL OPERATING STRUCTURE

Branch Locations and Chemical Manufacturing Plants



STRATEGY

Service, People, Growing Profitably

Service and People:

»On time, all the time

»Sales through service

»Field-driven management



Growing Profitably:

»Generate new business in markets with best service and product delivery

»Shed non-core assets and routes

»Distributor growth in key markets

PROGRESS TO DATE

Revenue



Year-over-Year Comparison Pace
1Q13
2Q13
3Q13
-10.5%
-8.0%
-5.3%

PROGRESS TO DATE

Revenue

- New business outlook
  - Double-digit growth year-over-year with largest distributor partners
  - Tests ongoing with multi-unit regional chains
  - Street selling focused on large independents
  - Daley brand expansion
- Customer retention

PROGRESS TO DATE

Cost of Goods Sold

Inventory level improvements resulting from:

- » Manufacturing plant consolidations and regional capability
  - » Two of three consolidations (Phoenix, Florida) complete
- » Freight and direct shipment initiatives
  - » Distributor partners, direct customer shipments, strong national warehouse and shipping relationship
- » SKU reduction and product rationalization
  - » 40% complete

More consistency is needed

PROGRESS TO DATE

Route Expenses

- Chemical and hygiene consolidation
  - Approximately 40 chemical and hygiene routes consolidated in 2013
- Route revenue optimization
  - Continuous effort to optimize the number of stops, drop size and miles driven
- Completed compensation/commission plan alignment in Q4
- We expect improved route expense in Q4 as a percentage of revenue

PROGRESS TO DATE

SG&A Expenses – Reductions and Efficiencies Year-over-Year

Expenses reduced during first nine months of 2013:

- Payroll: $2.4m
- Rent & Storage: 5.0%
- Bad Debt Expense: $2.2m
- Professional Fees: $10.9m

For October-November 2013:

» **Travel Expense** year-over-year reduction of 52.0%

PROGRESS TO DATE

Capital Expenditures

Monthly expenditures trending down -

- » Most of the large capital projects have been completed
- » One regional plant transition left to implement
- » Additional route technology implementation
- » Regional equipment refurbishing
  - » Tripled weekly output of dishwashing equipment
- » Strong dish machine and chemical/hygiene dispenser provider relationships
- » Third-party equipment leasing partners
- » Dish machine sales program

PROGRESS TO DATE

Liquidity and Capital Resources

- Notes Payable Reduction
  - $6.2 million paid in fiscal 2013, $2.5 million due in 2014, aggregate payments of $1.9 million thereafter
- Non-core asset/route sales
  - $5.5 million received since September 30, substantive discussions on other non-core assets
- Payroll Reductions
  - In last six weeks, total payroll dollars indicate double-digit percentage reduction from prior year

CONCLUSION

Making Progress

- Large industry with attractive business characteristics and demand still exists for an alternative chemical provider in this $30 billion+ market
- Making progress on our plans to enhance service, reduce expenses and win new business
- Focusing on core operations in order to move toward ultimate goal of profitability
- We have the plan, people and assets in place to achieve success

2014 is the year where we must execute, and we expect to be successful

SWISHER

CONTACT INFORMATION:

SWISHER INVESTOR SERVICES

(704) 602-7116

INVESTORRELATIONS@SWSH.COM